Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
March 31, 2019

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	March 31,	December 31,	March 31,	Percent Changes vs.
	2019	2018	2018	4Q18	1Q18
Net interest income(2)	$829	$841	$777	(1)%	7%
FTE adjustment	(7)	(8)	(7)	13	—
Net interest income	822	833	770	(1)	7
Provision for credit losses	67	60	66	12	2
Noninterest income	319	329	314	(3)	2
Noninterest expense	653	711	633	(8)	3
Income before income taxes	421	391	385	8	9
Provision for income taxes	63	57	59	11	7
Net income	358	334	326	7	10
Dividends on preferred shares	19	19	12	—	58
Net income applicable to common shares	$339	$315	$314	8%	8%

Net income per common share - diluted	$0.32	$0.29	$0.28	10%	14%
Cash dividends declared per common share	0.14	0.14	0.11	—	27
Tangible book value per common share at end of period	7.67	7.34	7.12	4	8
Number of common shares repurchased	1,833	14,967	3,007	(88)	(39)
Average common shares - basic	1,046,995	1,054,460	1,083,836	(1)	(3)
Average common shares - diluted	1,065,638	1,073,055	1,124,778	(1)	(5)
Ending common shares outstanding	1,046,440	1,046,767	1,101,796	—	(5)
Return on average assets	1.35%	1.25%	1.27%
Return on average common shareholders’ equity	13.8	12.9	13.0
Return on average tangible common shareholders’ equity(1)	18.3	17.3	17.5
Net interest margin(2)	3.39	3.41	3.30
Efficiency ratio(3)	55.8	58.7	56.8
Effective tax rate	15.0	14.6	15.3
Average total assets	$107,511	$105,877	$103,848	2	4
Average earning assets	99,212	97,752	95,412	1	4
Average loans and leases	74,775	73,822	70,484	1	6
Average loans and leases - linked quarter annualized growth rate	5.2%	5.9%	9.0%
Average total deposits	$82,772	$82,931	$76,946	—	8
Average core deposits(4)	79,033	79,078	73,392	—	8
Average core deposits - linked quarter annualized growth rate	(0.2)%	7.2%	(3.0)%
Average shareholders’ equity	11,156	10,889	10,855	2	3
Average common total shareholders' equity	9,953	9,686	9,794	3	2
Average tangible common shareholders' equity	7,746	7,460	7,533	4	3
Total assets at end of period	108,203	108,781	104,246	(1)	4
Total shareholders’ equity at end of period	11,432	11,102	11,308	3	1

NCOs as a % of average loans and leases	0.38%	0.27%	0.21%
NAL ratio	0.56	0.45	0.54
NPA ratio(5)	0.61	0.52	0.59
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.02	1.03	1.01
Common equity tier 1 risk-based capital ratio(6)	9.84	9.65	10.45
Tangible common equity / tangible asset ratio(7)	7.57	7.21	7.70
See Notes to the Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other real estate owned.

(6)	March 31, 2019, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	March 31,	December 31,
(dollar amounts in millions)	2019	2018	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$804	$1,108	(27)%
Interest-bearing deposits in Federal Reserve Bank	532	1,564	(66)
Interest-bearing deposits in banks	147	53	177
Trading account securities	166	105	58
Available-for-sale securities	13,982	13,780	1
Held-to-maturity securities	8,747	8,565	2
Other securities	486	565	(14)
Loans held for sale	693	804	(14)
Loans and leases(1)	75,079	74,900	—
Allowance for loan and lease losses	(764)	(772)	1
Net loans and leases	74,315	74,128	—
Bank owned life insurance	2,516	2,507	—
Premises and equipment	784	790	(1)
Goodwill	1,990	1,989	—
Service rights and other intangible assets	513	535	(4)
Other assets	2,528	2,288	10
Total assets	$108,203	$108,781	(1)%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$82,155	$84,774	(3)%
Short-term borrowings	2,862	2,017	42
Long-term debt	9,400	8,625	9
Other liabilities	2,354	2,263	4
Total liabilities	96,771	97,679	(1)

Shareholders' equity
Preferred stock	1,203	1,203	—
Common stock	11	11	—
Capital surplus	9,167	9,181	—
Less treasury shares, at cost	(45)	(45)	—
Accumulated other comprehensive loss	(455)	(609)	25
Retained earnings (deficit)	1,551	1,361	14
Total shareholders’ equity	11,432	11,102	3
Total liabilities and shareholders’ equity	$108,203	$108,781	(1)%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,046,440,116	1,046,767,252
Treasury shares outstanding	3,813,304	3,817,385
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	740,500	740,500

(1)	See page 4 for detail of loans and leases.

(2)	See page 5 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2019		2018		2018		2018		2018
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$30,972	41%	$30,605	41%	$29,196	40%	$28,850	40%	$28,622	40%
Commercial real estate:
Construction	1,152	2	1,185	2	1,111	2	1,083	1	1,167	2
Commercial	5,643	8	5,657	8	5,962	8	6,118	8	6,245	9
Commercial real estate	6,795	10	6,842	10	7,073	10	7,201	9	7,412	11
Total commercial	37,767	51	37,447	51	36,269	50	36,051	49	36,034	51
Consumer:
Automobile	12,272	16	12,429	16	12,375	17	12,390	17	12,146	17
Home equity	9,551	13	9,722	13	9,850	13	9,907	14	9,987	14
Residential mortgage	10,885	14	10,728	14	10,459	14	10,006	14	9,357	13
RV and marine	3,344	4	3,254	4	3,152	4	2,846	4	2,549	3
Other consumer	1,260	2	1,320	2	1,265	2	1,206	2	1,090	2
Total consumer	37,312	49	37,453	49	37,101	50	36,355	51	35,129	49
Total loans and leases	$75,079	100%	$74,900	100%	$73,370	100%	$72,406	100%	$71,163	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2019		2018		2018		2018		2018
Ending Balances by Business Segment:
Consumer and Business Banking	$22,175	29%	$22,333	30%	$22,271	30%	$21,888	30%	$21,471	31%
Commercial Banking	27,554	37	27,191	36	26,465	36	26,373	36	26,311	37
Vehicle Finance	19,332	26	19,434	26	18,880	26	18,569	26	18,090	25
RBHPCG	5,954	8	5,886	8	5,734	8	5,527	8	5,227	7
Treasury / Other	64	—	56	—	20	—	49	—	64	—
Total loans and leases	$75,079	100%	$74,900	100%	$73,370	100%	$72,406	100%	$71,163	100%

Average Balances by Business Segment:
Consumer and Business Banking	$22,241	30%	$22,321	30%	$22,049	30%	$21,653	31%	$21,429	31%
Commercial Banking	27,174	36	26,405	36	26,322	36	26,505	37	25,969	37
Vehicle Finance	19,340	26	19,177	26	18,640	26	18,280	25	17,814	25
RBHPCG	5,920	8	5,793	8	5,641	8	5,355	7	5,181	7
Treasury / Other	100	—	126	—	99	—	94	—	91	—
Total loans and leases	$74,775	100%	$73,822	100%	$72,751	100%	$71,887	100%	$70,484	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2019		2018		2018		2018		2018
Ending Balances by Type:
Demand deposits - noninterest-bearing	$20,036	24%	$21,783	26%	$19,863	24%	$20,353	26%	$20,807	26%
Demand deposits - interest-bearing	19,906	24	20,042	24	19,615	24	19,026	24	19,337	25
Money market deposits	22,931	28	22,721	27	21,411	26	20,990	26	20,849	26
Savings and other domestic deposits	10,277	13	10,451	12	11,604	14	10,987	14	11,291	14
Core certificates of deposit	6,007	7	5,924	7	5,358	7	4,402	6	3,157	4
Total core deposits	79,157	96	80,921	96	77,851	95	75,758	96	75,441	95
Other domestic deposits of $250,000 or more	313	1	337	—	318	1	265	—	228	—
Brokered deposits and negotiable CDs	2,685	3	3,516	4	3,520	4	3,564	4	3,802	5
Total deposits	$82,155	100%	$84,774	100%	$81,689	100%	$79,587	100%	$79,471	100%
Total core deposits:
Commercial	$33,546	42%	$37,268	46%	$35,455	46%	$34,094	45%	$34,615	46%
Consumer	45,611	58	43,653	54	42,396	54	41,664	55	40,826	54
Total core deposits	$79,157	100%	$80,921	100%	$77,851	100%	$75,758	100%	$75,441	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$52,354	64%	$50,300	59%	$49,434	61%	$48,186	60%	$47,124	59%
Commercial Banking	20,543	25	23,185	28	22,288	27	21,142	27	21,838	28
Vehicle Finance	327	—	346	—	348	—	340	—	345	—
RBHPCG	5,959	7	6,809	8	5,783	7	5,985	8	6,053	8
Treasury / Other(1)	2,972	4	4,134	5	3,836	5	3,934	5	4,111	5
Total deposits	$82,155	100%	$84,774	100%	$81,689	100%	$79,587	100%	$79,471	100%

	March 31,		December 31,		September 30,		June 30,		March 31,
(dollar amounts in millions)	2019		2018		2018		2018		2018
Average Balances by Business Segment:
Consumer and Business Banking	$50,961	62%	$50,037	61%	$48,659	60%	$47,242	60%	$45,310	59%
Commercial Banking	21,739	26	22,673	27	22,823	28	21,671	27	21,679	28
Vehicle Finance	305	—	335	—	337	—	328	—	349	—
RBHPCG	5,942	7	5,936	7	5,694	7	5,947	8	5,873	8
Treasury / Other(1)	3,825	5	3,950	5	3,985	5	4,102	5	3,735	5
Total deposits	$82,772	100%	$82,931	100%	$81,498	100%	$79,290	100%	$76,946	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2019	2018	2018	2018	2018	4Q18	1Q18
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$501	$483	$—	$—	$—	4%	100%
Interest-bearing deposits in banks	109	97	83	84	90	12	21
Securities:
Trading account securities	138	131	82	82	87	5	59
Available-for-sale securities:
Taxable	10,752	10,351	10,469	10,832	11,158	4	(4)
Tax-exempt	3,048	3,176	3,496	3,554	3,633	(4)	(16)
Total available-for-sale securities	13,800	13,527	13,965	14,386	14,791	2	(7)
Held-to-maturity securities - taxable	8,653	8,433	8,560	8,706	8,877	3	(3)
Other securities	536	565	567	599	605	(5)	(11)
Total securities	23,127	22,656	23,174	23,773	24,360	2	(5)
Loans held for sale	700	694	745	619	478	1	46
Loans and leases:(3)
Commercial:
Commercial and industrial	30,546	29,557	28,870	28,863	28,243	3	8
Commercial real estate:
Construction	1,174	1,138	1,132	1,126	1,189	3	(1)
Commercial	5,686	5,806	6,019	6,233	6,142	(2)	(7)
Commercial real estate	6,860	6,944	7,151	7,359	7,331	(1)	(6)
Total commercial	37,406	36,501	36,021	36,222	35,574	2	5
Consumer:
Automobile	12,361	12,423	12,368	12,271	12,100	—	2
Home equity	9,641	9,817	9,873	9,941	10,040	(2)	(4)
Residential mortgage	10,787	10,574	10,236	9,624	9,174	2	18
RV and marine	3,296	3,216	3,016	2,667	2,481	2	33
Other consumer	1,284	1,291	1,237	1,162	1,115	(1)	15
Total consumer	37,369	37,321	36,730	35,665	34,910	—	7
Total loans and leases	74,775	73,822	72,751	71,887	70,484	1	6
Allowance for loan and lease losses	(780)	(777)	(759)	(742)	(709)	—	(10)
Net loans and leases	73,995	73,045	71,992	71,145	69,775	1	6
Total earning assets	99,212	97,752	96,753	96,363	95,412	1	4
Cash and due from banks	853	909	1,330	1,283	1,217	(6)	(30)
Intangible assets	2,265	2,288	2,305	2,318	2,332	(1)	(3)
All other assets	5,961	5,705	5,726	5,599	5,596	4	7
Total assets	$107,511	$105,877	$105,355	$104,821	$103,848	2%	4%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	19,938	20,384	20,230	20,382	20,572	(2)%	(3)%
Demand deposits - interest-bearing	19,770	19,860	19,553	19,121	18,630	—	6
Total demand deposits	39,708	40,244	39,783	39,503	39,202	(1)	1
Money market deposits	22,935	22,595	21,547	20,943	20,678	2	11
Savings and other domestic deposits	10,338	10,534	11,434	11,146	11,219	(2)	(8)
Core certificates of deposit	6,052	5,705	4,916	3,794	2,293	6	164
Total core deposits	79,033	79,078	77,680	75,386	73,392	—	8
Other domestic deposits of $250,000 or more	335	346	285	243	247	(3)	36
Brokered deposits and negotiable CDs	3,404	3,507	3,533	3,661	3,307	(3)	3
Total deposits	82,772	82,931	81,498	79,290	76,946	—	8
Short-term borrowings	2,320	1,006	1,732	3,082	5,228	131	(56)
Long-term debt	8,979	8,871	8,915	9,225	8,958	1	—
Total interest-bearing liabilities	74,133	72,424	71,915	71,215	70,560	2	5
All other liabilities	2,284	2,180	2,054	1,891	1,861	5	23
Shareholders’ equity	11,156	10,889	11,156	11,333	10,855	2	3
Total liabilities and shareholders’ equity	$107,511	$105,877	$105,355	$104,821	$103,848	2%	4%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$3	$3	$—	$—	$—
Interest-bearing deposits in banks	1	1	—	1	—
Securities:
Trading account securities	1	1	—	—	—
Available-for-sale securities:
Taxable	76	70	69	71	70
Tax-exempt	28	33	30	30	29
Total available-for-sale securities	104	103	99	101	99
Held-to-maturity securities - taxable	54	52	52	53	54
Other securities	6	5	7	7	6
Total securities	165	161	158	161	159
Loans held for sale	7	7	8	6	5
Loans and leases:
Commercial:
Commercial and industrial	375	363	342	329	303
Commercial real estate:
Construction	16	16	15	15	14
Commercial	71	74	72	72	65
Commercial real estate	87	90	87	87	79
Total commercial	462	453	429	416	382
Consumer:
Automobile	120	122	117	111	106
Home equity	133	135	130	126	121
Residential mortgage	104	101	97	89	84
RV and marine	40	41	39	34	31
Other consumer	42	40	37	35	33
Total consumer	439	439	420	395	375
Total loans and leases	901	892	849	811	757
Total earning assets	$1,077	$1,064	$1,015	$979	$921

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	27	25	22	18	13
Total demand deposits	27	25	22	18	13
Money market deposits	59	52	42	31	23
Savings and other domestic deposits	6	5	7	6	6
Core certificates of deposit	31	29	23	14	6
Total core deposits	123	111	94	69	48
Other domestic deposits of $250,000 or more	2	1	1	1	—
Brokered deposits and negotiable CDs	20	20	17	17	12
Total deposits	145	132	112	87	60
Short-term borrowings	14	6	9	14	19
Long-term debt	89	85	84	87	65
Total interest bearing liabilities	248	223	205	188	144
Net interest income	$829	$841	$810	$791	$777

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018 and associated interest income was not material.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	March 31,	December 31,	September 30,	June 30,	March 31,
Fully-taxable equivalent basis(1)	2019	2018	2018	2018	2018
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.40%	2.33%	—%	—%	—%
Interest-bearing deposits in banks	1.75	1.97	1.95	1.95	1.97
Securities:
Trading account securities	2.03	1.94	0.26	0.23	0.15
Available-for-sale securities:
Taxable	2.82	2.71	2.61	2.63	2.51
Tax-exempt	3.69	4.12	3.53	3.35	3.18
Total available-for-sale securities	3.01	3.04	2.84	2.81	2.67
Held-to-maturity securities - taxable	2.52	2.45	2.43	2.42	2.45
Other securities	4.51	4.24	4.58	4.58	3.98
Total securities	2.86	2.84	2.73	2.71	2.62
Loans held for sale	4.07	4.04	4.45	4.17	3.82
Loans and leases:(4)
Commercial:
Commercial and industrial	4.91	4.81	4.64	4.52	4.28
Commercial real estate:
Construction	5.58	5.47	5.31	5.26	4.73
Commercial	5.00	4.99	4.63	4.58	4.24
Commercial real estate	5.10	5.07	4.74	4.68	4.32
Total commercial	4.94	4.86	4.66	4.55	4.29
Consumer:
Automobile	3.95	3.88	3.75	3.63	3.56
Home equity	5.61	5.45	5.21	5.09	4.90
Residential mortgage	3.86	3.82	3.78	3.69	3.66
RV and marine	4.96	5.10	5.06	5.11	5.11
Other consumer	13.07	12.35	12.16	11.90	11.78
Total consumer	4.75	4.67	4.54	4.43	4.34
Total loans and leases	4.85	4.76	4.60	4.49	4.32
Total earning assets	4.43	4.34	4.16	4.07	3.91
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.56	0.48	0.45	0.38	0.29
Total demand deposits	0.28	0.24	0.22	0.18	0.14
Money market deposits	1.04	0.91	0.77	0.60	0.45
Savings and other domestic deposits	0.23	0.23	0.24	0.21	0.20
Core certificates of deposit	2.11	2.00	1.82	1.56	1.01
Total interest-bearing core deposits	0.85	0.75	0.65	0.51	0.36
Other domestic deposits of $250,000 or more	1.82	1.67	1.40	1.01	0.69
Brokered deposits and negotiable CDs	2.38	2.22	1.98	1.81	1.47
Total interest-bearing deposits	0.94	0.84	0.73	0.59	0.43
Short-term borrowings	2.41	2.49	1.98	1.82	1.47
Long-term debt	3.98	3.82	3.78	3.75	2.92
Total interest-bearing liabilities	1.35	1.23	1.13	1.05	0.82
Net interest rate spread	3.08	3.11	3.03	3.02	3.09
Impact of noninterest-bearing funds on margin	0.31	0.30	0.29	0.27	0.21
Net interest margin	3.39%	3.41%	3.32%	3.29%	3.30%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2019	2018	2018	2018	2018
Fully-taxable equivalent basis(1)	First	Fourth	Third	Second	First
Commercial loans(3)(4)	4.95%	4.86%	4.66%	4.55%	4.29%
Impact of commercial loan derivatives	(0.01)	—	—	—	—
Total commercial - as reported	4.94%	4.86%	4.66%	4.55%	4.29%

Average 30 day LIBOR	2.50%	2.35%	2.11%	1.97%	1.65%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 9 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as non-earning assets prior to 4Q 2018.

(3)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Interest income	$1,070	$1,056	$1,007	$972	$914
Interest expense	248	223	205	188	144
Net interest income	822	833	802	784	770
Provision for credit losses	67	60	53	56	66
Net interest income after provision for credit losses	755	773	749	728	704
Service charges on deposit accounts	87	94	93	91	86
Card and payment processing income	56	58	57	56	53
Trust and investment management services	44	42	43	42	44
Mortgage banking income	21	23	31	28	26
Capital markets fees	22	34	26	26	21
Insurance income	21	21	19	21	21
Bank owned life insurance income	16	16	19	17	15
Gain on sale of loans and leases	13	16	16	15	8
Securities gains (losses)	—	(19)	(2)	—	—
Other income	39	44	40	40	40
Total noninterest income	319	329	342	336	314
Personnel costs	394	399	388	396	376
Outside data processing and other services	81	83	69	69	73
Net occupancy	42	70	38	35	41
Equipment	40	48	38	38	40
Deposit and other insurance expense	8	9	18	18	18
Professional services	12	17	17	15	11
Marketing	7	15	12	18	8
Amortization of intangibles	13	13	13	13	14
Other expense	56	57	58	50	52
Total noninterest expense	653	711	651	652	633
Income before income taxes	421	391	440	412	385
Provision for income taxes	63	57	62	57	59
Net income	358	334	378	355	326
Dividends on preferred shares	19	19	18	21	12
Net income applicable to common shares	$339	$315	$360	$334	$314

Average common shares - basic	1,046,995	1,054,460	1,084,536	1,103,337	1,083,836
Average common shares - diluted	1,065,638	1,073,055	1,103,740	1,122,612	1,124,778

Per common share
Net income - basic	$0.32	$0.30	$0.33	$0.30	$0.29
Net income - diluted	0.32	0.29	0.33	0.30	0.28
Cash dividends declared	0.14	0.14	0.14	0.11	0.11

Revenue - fully-taxable equivalent (FTE)
Net interest income	$822	$833	$802	$784	$770
FTE adjustment	7	8	8	7	7
Net interest income(1)	829	841	810	791	777
Noninterest income	319	329	342	336	314
Total revenue(1)	$1,148	$1,170	$1,152	$1,127	$1,091

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	Percent Changes vs.
(dollar amounts in millions)	2019	2018	2018	2018	2018	4Q18	1Q18
Net origination and secondary marketing income	$17	$16	$24	$21	$18	6%	(6)%
Net mortgage servicing income
Loan servicing income	14	14	14	14	14	—	—
Amortization of capitalized servicing	(9)	(8)	(9)	(8)	(8)	(13)	(13)
Operating income	5	6	5	6	6	(17)	(17)
MSR valuation adjustment (1)	(10)	—	—	—	7	(100)	(243)
Gains (losses) due to MSR hedging	7	(1)	—	—	(7)	800	200
Net MSR risk management	(3)	(1)	—	—	—	(200)	(100)
Total net mortgage servicing income	$2	$5	$5	$6	$6	(60)%	(67)%
All other	2	2	2	1	2	—	—
Mortgage banking income	$21	$23	$31	$28	$26	(9)%	(19)%

Mortgage origination volume	$1,235	$1,538	$1,818	$2,127	$1,513	(20)%	(18)%
Mortgage origination volume for sale	756	948	1,112	1,131	870	(20)	(13)

Third party mortgage loans serviced (2)	21,346	21,068	20,617	20,416	20,225	1	6
Mortgage servicing rights (2)	212	221	219	215	212	(4)	—
MSR % of investor servicing portfolio (2)	0.99%	1.05%	1.06%	1.05%	1.05%	(6)%	(6)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Allowance for loan and lease losses, beginning of period	$772	$761	$741	$721	$691
Loan and lease losses	(97)	(84)	(58)	(53)	(73)
Recoveries of loans previously charged off	26	34	29	25	35
Net loan and lease losses	(71)	(50)	(29)	(28)	(38)
Provision for loan and lease losses	63	61	49	48	68
Allowance for loan and lease losses, end of period	764	772	761	741	721
Allowance for unfunded loan commitments and letters of credit, beginning of period	96	97	93	85	87
Provision for (reduction in) unfunded loan commitments and letters of credit losses	4	(1)	4	8	(2)
Allowance for unfunded loan commitments and letters of credit, end of period	100	96	97	93	85
Total allowance for credit losses, end of period	$864	$868	$858	$834	$806
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.02%	1.03%	1.04%	1.02%	1.01%
Nonaccrual loans and leases (NALs)	183	228	206	197	188
Nonperforming assets (NPAs)	166	200	189	180	172

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$31	$13	$(1)	$3	$17
Commercial real estate:
Construction	—	—	—	—	(1)
Commercial	2	—	(3)	(1)	(13)
Commercial real estate	2	—	(3)	(1)	(14)
Total commercial	33	13	(4)	2	3
Consumer:
Automobile	10	9	8	7	10
Home equity	3	2	1	—	3
Residential mortgage	3	2	2	1	1
RV and marine	3	2	2	2	3
Other consumer	19	22	20	16	18
Total consumer	38	37	33	26	35
Total net charge-offs	$71	$50	$29	$28	$38

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.41%	0.17%	(0.01)%	0.04%	0.24%
Commercial real estate:
Construction	(0.11)	(0.09)	(0.01)	(0.22)	(0.18)
Commercial	0.12	—	(0.18)	(0.06)	(0.80)
Commercial real estate	0.08	(0.01)	(0.15)	(0.08)	(0.70)
Total commercial	0.35	0.14	(0.04)	0.02	0.04
Consumer:
Automobile	0.32	0.30	0.26	0.22	0.32
Home equity	0.12	0.05	0.06	0.01	0.11
Residential mortgage	0.10	0.10	0.07	0.04	0.04
RV and marine	0.39	0.31	0.25	0.34	0.42
Other consumer	6.29	6.66	6.32	5.60	6.51
Total consumer	0.41	0.40	0.36	0.30	0.39
Net charge-offs as a % of average loans	0.38%	0.27%	0.16%	0.16%	0.21%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Nonaccrual loans and leases (NALs):
Commercial and industrial	$271	$188	$211	$207	$190
Commercial real estate	9	15	19	25	30
Automobile	4	5	5	4	5
Residential mortgage	68	69	67	73	82
RV and marine	1	1	1	1	1
Home equity	64	62	67	68	75
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	417	340	370	378	383
Other real estate, net:
Residential	14	19	22	23	23
Commercial	4	4	5	5	7
Total other real estate, net	18	23	27	28	30
Other NPAs (1)	26	24	6	6	7
Total nonperforming assets	$461	$387	$403	$412	$420

Nonaccrual loans and leases as a % of total loans and leases	0.56%	0.45%	0.50%	0.52%	0.54%
NPA ratio (2)	0.61	0.52	0.55	0.57	0.59
(NPA+90days)/(Loan+OREO) (3)	0.81	0.74	0.76	0.75	0.74

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Nonperforming assets, beginning of period	$387	$403	$412	$420	$389
New nonperforming assets	218	109	114	96	158
Returns to accruing status	(33)	(21)	(24)	(25)	(23)
Loan and lease losses	(46)	(32)	(29)	(21)	(32)
Payments	(33)	(66)	(62)	(53)	(64)
Sales	(32)	(6)	(8)	(5)	(8)
Nonperforming assets, end of period	$461	$387	$403	$412	$420

(1)	Other nonperforming assets include certain impaired investment securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$3	$7	$9	$9	$9
Commercial real estate	—	—	—	—	1
Automobile	6	8	7	6	6
Residential mortgage (excluding loans guaranteed by the U.S. Government)	25	32	28	18	19
RV and marine	2	1	1	1	2
Home equity	15	17	15	16	15
Other consumer	5	6	6	4	4
Total, excl. loans guaranteed by the U.S. Government	56	71	66	54	56
Add: loans guaranteed by U.S. Government	91	99	88	78	50
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$147	$170	$154	$132	$106

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.09%	0.09%	0.07%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.13	0.12	0.11	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.20	0.23	0.21	0.18	0.15

Accruing troubled debt restructured loans:
Commercial and industrial	$270	$269	$308	$314	$316
Commercial real estate	60	54	60	65	76
Automobile	37	35	34	32	32
Home equity	247	252	257	258	261
Residential mortgage	219	218	219	221	224
RV and marine	2	2	2	1	1
Other consumer	9	9	10	9	6
Total accruing troubled debt restructured loans	$844	$839	$890	$900	$916

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$86	$97	$100	$87	$83
Commercial real estate	6	6	8	14	16
Automobile	3	3	3	3	3
Home equity	28	28	28	28	31
Residential mortgage	43	44	46	46	52
RV and marine	1	—	1	1	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$167	$178	$186	$179	$185

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$11,432	$11,102	$10,934	$11,472	$11,308
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	455	609	790	729	676
Goodwill and other intangibles, net of related taxes	(2,187)	(2,200)	(2,226)	(2,229)	(2,244)
Deferred tax assets that arise from tax loss and credit carryforwards	(31)	(33)	(28)	(28)	(29)
Common equity tier 1 capital	8,462	8,271	8,263	8,737	8,504
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,207
Other	1	—	—	—	1
Tier 1 capital	9,670	9,478	9,470	9,944	9,712
Long-term debt and other tier 2 qualifying instruments	736	776	839	809	804
Qualifying allowance for loan and lease losses	864	868	858	834	806
Tier 2 capital	1,600	1,644	1,697	1,643	1,610
Total risk-based capital	$11,270	$11,122	$11,167	$11,587	$11,322
Risk-weighted assets (RWA)(1)	$85,966	$85,687	$83,580	$82,951	$81,365
Common equity tier 1 risk-based capital ratio(1)	9.84%	9.65%	9.89%	10.53%	10.45%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.16	9.10	9.14	9.65	9.53
Tier 1 risk-based capital ratio(1)	11.25	11.06	11.33	11.99	11.94
Total risk-based capital ratio(1)	13.11	12.98	13.36	13.97	13.92
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.34	8.97	8.97	9.67	9.65

(1)	March 31, 2019, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	March 31,	December 31,	September 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Dividends, per share
Cash dividends declared per common share	$0.14	$0.14	$0.14	$0.11	$0.11
Common shares outstanding (000)
Average - basic	1,046,995	1,054,460	1,084,536	1,103,337	1,083,836
Average - diluted	1,065,638	1,073,055	1,103,740	1,122,612	1,124,778
Ending	1,046,440	1,046,767	1,061,529	1,104,227	1,101,796
Tangible book value per common share(1)	$7.67	$7.34	$7.06	$7.27	$7.12
Common share repurchases (000)
Number of shares repurchased	1,833	14,967	43,670	—	3,007
Non-regulatory capital

	March 31,	December 31,	September 30,	June 30,	March 31,
(dollar amounts in millions)	2019	2018	2018	2018	2018
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,432	$11,102	$10,934	$11,472	$11,308
Less: goodwill	(1,990)	(1,989)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(269)	(281)	(306)	(319)	(333)
Add: related deferred tax liability(1)	56	59	64	67	70
Total tangible equity	9,229	8,891	8,699	9,227	9,052
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,026	$7,688	$7,496	$8,024	$7,849
Total assets	$108,203	$108,781	$105,652	$105,358	$104,246
Less: goodwill	(1,990)	(1,989)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(269)	(281)	(306)	(319)	(333)
Add: related deferred tax liability(1)	56	59	64	67	70
Total tangible assets	$106,000	$106,570	$103,417	$103,113	$101,990
Tangible equity / tangible asset ratio	8.71%	8.34%	8.41%	8.95%	8.88%
Tangible common equity / tangible asset ratio	7.57	7.21	7.25	7.78	7.70
Other data:
Number of employees (Average full-time equivalent)	15,738	15,657	15,772	15,732	15,599
Number of domestic full-service branches(2)	898	954	970	968	966
ATM Count	1,727	1,774	1,860	1,831	1,866

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.